UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2009

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On July 31, 2009, The Colonial BancGroup, Inc. (the Company) and Taylor, Bean & Whitaker Mortgage Corp. (TBW) agreed to a mutual termination of the Stock Purchase Agreement, as amended (the Agreement), under which the purchasers would have made a $300 million equity investment in the Company.

The transaction was subject to regulatory approvals and certain other conditions, and the Agreement included a provision under which either the Company or TBW, on behalf of all the investors, could terminate the Agreement if the transaction was not consummated by July 31, 2009. Since the closing conditions were not satisfied by July 31, 2009, and since there could be no assurance that the closing conditions would be satisfied in the future, the Company and TBW elected to mutually terminate the Agreement on July 31, 2009. There are no termination penalties to the Company or TBW as a result of the mutual termination of the Agreement.

A copy of the Mutual Termination of Stock Purchase Agreement is included as Exhibit 10.1 and is incorporated herein by reference. The description of the Mutual Termination of Stock Purchase Agreement set forth above does not purport to be complete, and is qualified by reference to the full text of the Mutual Termination of Stock Purchase Agreement.

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure.

Information regarding the Registrant’s results for the quarter ended June 30, 2009 is furnished herein pursuant to Item 2.02 of this Current Report and as Regulation FD Disclosure and is attached hereto as Exhibits 99.1 and 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit
10.1	Mutual Termination of Stock Purchase Agreement
99.1	Press Release Announcing Second Quarter Results
99.2	Second Quarter Results presentation provided on The Colonial BancGroup, Inc.’s website

This report and the information incorporated by reference contain “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “could,” “outlook,” “potential,” “would,” “anticipates,” and the negative of these terms and similar expressions as they relate to BancGroup (including its subsidiaries and its management), are intended to identify forward-looking statements. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.

In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s Securities and Exchange Commission (the “SEC”) reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com ), the following factors, among others, could cause actual results to differ materially from forward-looking statements, and future results could differ materially from historical performance. These factors are not exclusive:

•	continued deterioration in Colonial Bank’s financial condition, including losses in our loan portfolio greater than estimated or expected;

•	failure to close on the pending sale of 21 branch offices of Colonial Bank located in Nevada pursuant to the asset purchase agreement with Global Consumer Acquisition Corporation;

•

an inability to raise additional capital on terms and conditions that are satisfactory, including failure to receive final approval and actual funding from the U.S. Treasury Department’s Capital Purchase Program;

•	imposition of regulatory conditions or requirements on either BancGroup or the other parties to the transaction referenced above that could make consummation of the transaction impracticable;

•	failure to comply with the recent regulatory orders and additional regulatory measures that could be imposed independently or as a result of such failures;

•	possible inability of the Company to continue as a going concern;

•	the impact of current economic conditions and the results of our operations on our ability to borrow additional funds to meet our liquidity needs;

•

economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable or take longer to recover than expected;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments and fair values of assets;

•	continued or sustained deterioration of market and economic conditions or business performance could increase the likelihood that we would have an additional goodwill impairment charge;

•	deposit attrition, customer loss or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry and from non-banks;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic and operating plans for 2009 and beyond, including a reduction in assets to improve capital ratios;

•	the anticipated savings and revenue enhancements from the Colonial 1st program may not be achieved in their entirety or accomplished within our expected time frame;

•	natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	the impact of recent and future federal and state legislative and regulatory changes;

•	current or future litigation, regulatory investigations, proceedings, inquiries or directives;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	unanticipated litigation or claims;

•	changes in the securities markets;

•	acts of terrorism or war; and

•

details of the recently enacted Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, the Homeowner Affordability and Stability Plan and various announced and unannounced programs implemented by the U.S. Treasury Department and bank regulators to address capital and liquidity concerns in the banking system are still being finalized and may have a significant effect on the financial services industry and BancGroup.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By	/s/ SARAH H. MOORE
Sarah H. Moore
Senior Executive Vice President and Chief Financial Officer

Date: July 31, 2009

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